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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-91964, No. 333-36751 and No. 333-83241 of ACT Manufacturing, Inc. and subsidiaries on Form S-8 and Registration Statement No. 333-41406 on Form S-3 of our report dated March 12, 2001, appearing in this Annual Report on Form 10-K of ACT Manufacturing, Inc. for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 28, 2001